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July 28, 2006

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    ML of New York Variable Annuity Separate Account D
       ML of New York IRA Annuity - Registration No. 333-98283
       ML of New York Investor Choice - IRA Series - Registration No. 333-119797

Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended May 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

SEMI-ANNUAL REPORT MAILINGS:
AllianceBernstein Small/Mid Cap Value Fund, Inc., SEC File No.: 811-05398 AllianceBernstein Value Fund, Inc., SEC File No.: 811-10221
Fidelity Advisor Series I:Equity Growth Fund, SEC File No.: 811-03785 Fidelity Advisor Series I: Mid Cap Growth Fund, SEC File No.: 811-03785 Pioneer Small Cap Value Fund, SEC File No.: 811-07985
Pioneer Emerging Markets Fund, SEC File No.:  811-08448

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,

/s/  Kirsty Lieberman
--------------------------
Kirsty Lieberman


                     ML Life Insurance Company of New York
                            1300 Merrill Lynch Drive
                          Pennington, New Jersey 08534
                 Home Office: 222 Broadway, New York, New York